SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: August 19, 2003
(Date of earliest event reported)

Commission File No. 333-90830

                        Asset Backed Funding Corporation
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       Delaware                                          75-2533468
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

214 North Tryon Street
Charlotte, North Carolina                                               28255
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Address of principal executive offices                                (Zip Code)

                                 (704) 386-2400
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               Registrant's Telephone Number, including area code


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(Former name, former address and former fiscal year, if changed since last report)

ITEM 5. Other Events

            Attached as an exhibit is the mortgage insurance policy issued by PMI Mortgage Insurance Co. in connection with ABFC Asset-Backed Certificates, Series 2003-OPT1.

ITEM 7. Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                            Description
-----------                                            -----------
(99) Mortgage Insurance Policy issued by PMI Mortgage Insurance Co. in connection with ABFC Asset-Backed Certificates, Series 2003-OPT1

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ASSET BACKED FUNDING CORPORATION

August 19, 2003

                                        By:    /s/ Mary E. Rapoport
                                               ---------------------------------
                                        Name:  Mary E. Rapoport
                                        Title: Senior Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
(99)                    Mortgage Insurance Policy issued by             E
                        PMI Mortgage Insurance Co. in
                        connection with ABFC Asset-Backed
                        Certificates, Series 2003-OPT1